Exhibit  99.10

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Colmena Corp. (the "Company") on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam C. Wasserman, Chief Financial Officer and Controller of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Adam C.  Wasserman /s/
Adam C. Wasserman, Chief Financial Officer and Controller
February 9, 2004